INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the registrant                        /x/
Filed by a party other than the registrant     / /
Check the appropriate box:

/ / Preliminary proxy statement

/x/ Definitve proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              Mid-State Raceway, Inc.

- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            Mid-State Raceway, Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or Rule
    14a-6(i)(2).

/ / $500 per each party per Exchange Act Rule 14a-6(i)(3), or Rule
    14a-6(i)(2).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                            MID-STATE RACEWAY, INC.
                                  VERNON DOWNS
                                Vernon, New York

                                 June 26, 1995


Frank O. White, Jr.,
President and
 Chief Executive Officer

To the Shareholders of Mid-State Raceway, Inc.:

     You are cordially invited to attend the Annual Meeting of Shareholders on July 18, 1995 at 9:30 A.M. in the Miracle Mile Room of the lower clubhouse at Vernon Downs, Vernon, New York.

     Your attention is directed to the enclosed notice of this meeting, proxy statement, proxy card and financial statements.

     It is important that your stock be represented at the meeting, regardless of the number of shares you may hold. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card in order to be sure that your shares will be voted at the meeting. You may revoke your proxy and vote in person if you do attend the meeting. It is not necessary that your signature be witnessed.

                                    Yours sincerely,

                                    FRANK O. WHITE, JR.

                                    President and Chief Executive Officer

                               VERNON DOWNS LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Mid-State Raceway, Inc. (the "Company") will be held in the Miracle Mile Room of the lower clubhouse, Vernon Downs, Vernon, New York 13476 on Tuesday, July 18, 1995 at 9:30 A.M. to consider and take action upon the following matters:

     1. To elect three directors each for a term of three years;

     2. To ratify the appointment of Carl J. Eilenberg to fill a vacancy on the Board; and

     3. To transact other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on June 15, 1995 are entitled to notice and to vote at the meeting.

                                  By Order of the Board of Directors


                                  JAMES J. MORAN
                                  Vice President and Secretary

Dated:  June 26, 1995

                                PROXY STATEMENT

To The Shareholders:

     The solicitation of the enclosed proxy is made by and on behalf of Mid-State Raceway, Inc., P.O. Box 860, Vernon, New York 13476 and the cost of solicitation will be borne by the Company. The proxy is revocable at any time prior to its exercise. A proxy may be revoked by giving written notice to the Secretary of the Company at the Company's address, by attending the Annual Meeting and voting your shares of stock in person, or by executing and delivering to the Secretary a later-dated proxy prior to the Annual Meeting.

     By resolution of the Board of Directors, shareholders of record at the close of business on June 15, 1995 are entitled to notice and to vote at the Annual Meeting. On June 15, 1995, 250,386 shares of Common Stock were issued and outstanding with each share entitled to one vote.

     Proxies and proxy soliciting material were first mailed to shareholders on or about June 26, 1995.

                      ITEMS 1 AND 2. ELECTION OF DIRECTORS

     The first item to be acted upon at the Annual Meeting is the election of three directors who stand for election to the nine member Board of Directors. The directors shall hold office for three years or until their successor is duly elected and qualified. In addition, action will be taken to ratify the appointment of Carl J. Eilenberg to fill a vacancy in a separate class of directors for one year or until his successor is duly elected and qualified.

     Shares represented by the enclosed proxy are intended to be voted, unless authority is withheld, for the election of the nominees listed below. Should any nominee become unavailable to serve as director, which is not anticipated, those shares will be voted for an alternate, or alternates, if any, designated by the Board of Directors. The other members of the Board, who are listed below, presently are expected to continue to serve on the Board until their respective terms expire.

     The nominees designated by the Board of Directors and directors continuing in office are listed on the following pages with brief statements setting forth their present principal occupations and other information, including directorships in other public companies. All of the nominees are now directors and were so elected to the present Board of Directors by the shareholders with the exception of David H. Brown and Carl J. Eilenberg, who were appointed to fill vacancies on the Board. Nominees receiving a plurality of the votes represented in person or by proxy at the Annual Meeting will be elected as directors.

            NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                                                                                       Common Shares
                                                                                                        Beneficially
                                                                                         Became         Owned as of
       Name and Age                        Principal Occupation                         Director       June 1, 1995(a)
       ------------                        --------------------                         --------       ---------------

                                                       Nominees
                                                       --------

                                        Terms expiring at annual meeting in 1998

Frank O. White, Jr.   (40)    President and Chief Executive Officer since April,           1985            1,142
* **                          1994; Vice President and General Manager,
                              1990-1994; Assistant General Manager 1983-1990;
                              Director of Mutuels since 1981; Assistant Manager
                              Mutuels 1979-1980; Mutuel Clerk from 1972 to 1978;
                              Former Director of Mutuels Syracuse Mile, Inc.,
                              1983-1993; member of Equine Advisory Council
                              College of Veterinary Medicine Cornell University;
                              Director of United States Trotting Association;
                              Director of Syracuse Mile, Inc.; Director of HTA
                              Insurance Co. Ltd. Bermuda; Director of Community
                              Memorial Hospital, Hamilton, N.Y.; Trustee of
                              Oneida Savings Bank; Son of Frank O. White, Sr.


James J. Moran        (55)    Vice President and Secretary since April, 1994;              1986              100
* **                          Assistant Secretary 1985-1994; Director of
                              Publicity/Public Relations since 1975; Track
                              Announcer since 1964; Served in Racing and Program
                              Department 1962; Past President and Chairman of
                              the Board of the North American Harness Publicists
                              Assn.; Secretary/Treasurer of Vernon Chapter of
                              U.S. Harness Writers Assn.


David H. Brown        (56)    Assistant to the President since 1994; Assistant             1995               58
                              Mutuel Manager, 1989-1994; Formerly Executive
                              Board member of Local 234, S.E.I.U.; Formerly
                              Vice-President and Executive Board member of
                              Catholic School Administrators' Assn. of New York.


                                                                                                       Common Shares
                                                                                                        Beneficially
                                                                                         Became         Owned as of
       Name and Age                        Principal Occupation                         Director       June 1, 1995(a)
       ------------                        --------------------                         --------       ---------------

                                                Directors Continuing in Office
                                                ------------------------------

                                        Terms expiring at annual meeting in 1996

Robert W. Jaquint     (70)    Former Treasurer 1979-1994; Comptroller and                  1979              378
*                             Assistant Secretary 1968-1978; Comptroller
                              1963-1978; Treasurer and Director of Syracuse
                              Mile, Inc.


Carl J. Eilenberg     (65)    Executive Editor of Rome Observer; President of              1994              100
**                            Rome Sports Hall-Of-Fame; Director of Rome
                              Chapter, American Red Cross as well as numerous
                              other organizations; Internal Communications
                              Director (PA) at Carrier Dome, Syracuse
                              University; Former Mayor (three terms, 1980-91)
                              Rome, New York.


James E. Raymonda     (62)    Former Chairman, Mohawk Valley Regional Board,               1988              100
*** ****                      Fleet Bank of N.Y.; Director of Utica First
                              Insurance Company; Director of Heritage Home;
                              Member of St. Elizabeth Hospital Board of
                              Trustees; Director and Treasurer of Utica
                              Foundation; Director and President of United Way
                              of Greater Utica.


                                                                                                       Common Shares
                                                                                                        Beneficially
                                                                                         Became         Owned as of
       Name and Age                        Principal Occupation                         Director       June 1, 1995(a)
       ------------                        --------------------                         --------       ---------------

                                              Directors Continuing in Office
                                              ------------------------------

                                        Terms expiring at annual meeting in 1997

Jerome M. Wilson      (78)    Former Vice President, 1973-1994; Vice                       1962          3,138-5/6(a)
**                            President and Secretary, 1977-1987; Director of
                              Syracuse Mile, Inc.; Chairman of John Wilson
                              Realty Co., Syracuse, N.Y.; Regional Director of
                              Chase Manhattan Bank, N.A., Syracuse, N.Y.;
                              Director of Syracuse Welfare Corp.; Regent of
                              LeMoyne College, Syracuse, N.Y.; President and
                              Trustee of The Erie Canal Museum; Partner,
                              Lloyd-Martin Antiques; Trustee of Cazenovia
                              College, Cazenovia, N.Y.


Frank O. White        (71)    Former President and Chief Executive Officer,                1970              1,794
*                             1973-1994; Executive Vice President, 1965-1972;
                              Chairman of the Board and Director of Syracuse
                              Mile, Inc.; Director of Harness Horse Breeders of
                              N.Y.S.; Vice President and Director of Harness
                              Tracks of America, Inc.; Director of HTA Insurance
                              Co., Ltd. Bermuda; Trustee of the Trotting Horse
                              Museum and Hall of Fame of the Trotter; President
                              and Director of Hinman Charitable Foundation.


                            (continued on next page)

                                                                                                       Common Shares
                                                                                                        Beneficially
                                                                                         Became         Owned as of
       Name and Age                        Principal Occupation                         Director       June 1, 1995(a)
       ------------                        --------------------                         --------       ---------------

                                            (continued from prior page)

Dick MacPherson       (64)    Director and Senior Vice President - Corporate               1993              250
* ** *** ****                 Communications of the Bennett Companies;
                              Head Coach of the New England Patriots of the
                              National Football League from 1990-1992; Head
                              Football Coach at Syracuse University from
                              December 1980-1990; Linebacker Coach for the
                              Cleveland Browns of the National Football League
                              1978-1980; Head Football Coach at the University
                              of Massachusetts 1971-1977. 1987 Honors - Kodak
                              Coach of the Year (American Football Coaches
                              Association); Bear Bryant Award (Football Writers
                              Coach of the Year); Bobby Dodd Coach of the Year
                              Award (Atlanta, Georgia).


All officers and directors as a group (including 9 individuals named above)                           7,060-5/6 2.82%


     (a) The percentage of Common Stock beneficially owned by each director is less than 1%, except with respect to Mr. Wilson whose percentage ownership is 1.25%. Mr. Wilson's stated holdings include 1,151 shares held by Mr. Wilson's wife, as to which he disclaims beneficial ownership.

        *  Member of Executive Committee
       **  Member of the Advertising Committee
      ***  Member of the Compensation Committee
     ****  Member of the Audit Committee

Committees Of The Board

     The Board of Directors of the Company has an Executive, Compensation, Audit and Advertising Committee. Although the Company does not have a Nominating Committee, the Board of Directors, as a committee of the whole, performs the functions of such a committee by reviewing nominations suggested by any of its members and then making a recommendation to the shareholders. The Board of Directors will consider shareholders' recommendations for directors sent to James J. Moran, Vice President and Secretary, Mid-State Raceway, Inc., P.O. Box 860, Vernon, New York 13476.

     Executive Committee. The Executive Committee held one meeting during fiscal 1995 and has all the authority of the Board of Directors.

     Compensation Committee. The Compensation Committee held one meeting during fiscal 1995 to review the compensation of all employees and makes recommendations to the Board of Directors.

     Audit Committee. The Audit Committee held one meeting during fiscal 1995. It reviews with the Company's independent auditors the scope of the audits to be made to determine whether or not such audits are adequate to protect the interests of the Company. It also reviews the scope and results of the examination made by such auditors.

     Advertising Committee. The Advertising Committee held nine meetings during fiscal 1995. It recommends to the Board of Directors the annual advertising budget and reviews monthly the production and media expenditures with the advertising/public relations agency.

     The Board of Directors of the Company held nine regular meetings during fiscal 1995. Each director attended at least 75% of all meetings of the Board of Directors and all committees on which the director served during fiscal 1995.

Compensation Of Directors

     Employee directors of the Company are not paid any fees or remuneration for service as members of the Board of Directors. During fiscal year 1995, non-employee directors received $250 for each Board Meeting attended and $125 for each Committee Meeting attended.

                           OWNERSHIP OF COMMON STOCK

     At the close of business on June 15, 1995, the Company had outstanding 250,386 shares of Common Stock. No person or group is known by the Company to beneficially own more than 5% of the Company's Common Stock except as set forth in the following table.

                                    Amount and Nature
       Name and Address of            of Beneficial             Percent of
        Beneficial Owner                 Ownership                 Class
       -------------------          -----------------           ----------

       Patrick R. Bennett ..........     135,361                    54%
        3837 Peterboro Road
        Oneida, NY  13421

Certain Related Transactions

     During 1995, various companies affiliated with the majority shareholder, Patrick R. Bennett, paid in aggregate $76,500 to the Company in connection with corporate sponsorship of various races.

     In 1994, the Company entered into a lease agreement with a partnership that includes the Company's majority shareholder, Patrick R. Bennett. Pursuant to the lease agreement, the Company leases a portion of its real property for the purpose of permitting the lessee to operate a hotel adjacent to the Company's facilities. The term of the lease is for 20 years with renewal options for an additional 20 years. Anytime during the lease or any renewal period of the lease, the Company may elect to assume all of lessee's duties, obligations, rights and responsibilities under the lease with respect to the hotel. Lease payments during the initial 20 year period are $10,000 per year.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation paid by the Company to those persons who were, at March 31, 1995, (i) the chief executive officer and (ii) the other executive officers whose annual salary and bonus exceeded $100,000 during the last three fiscal years.

                           Summary Compensation Table

           Name and
      Principal Position                Year                   Salary
      ------------------                ----                   ------

      Frank O. White, Jr. ..........    1995                   $90,000
       President and Chief .........    1994                   $77,000
       Executive Officer ...........    1993                   $69,000

     The Company has an employment agreement with Mr. White providing for his employment as the Company's President and Chief Executive Officer through June 30, 1999, unless terminated early pursuant to the terms of the Agreement. The Agreement may be terminated by the Board for good cause at any time. The Agreement requires that Mr. White devote his full working time and attention to performance of his duties for an annual salary of not less than $90,000. The Agreement also provides that if Mr. White's employment is terminated following a change in control of the Company, Mr. White would be entitled to a payment equal to 2.95 times his annualized includible compensation and be given full credit for service until age 65 for purposes of retirement benefits and other employee benefit programs. The Company has an employment agreement with one other executive officer which contains similar provisions as the agreement with Mr. White.

     The Company provides group coverage benefits for life, health and hospital insurance and a retirement/savings plan which are available to all full time salaried employees.

                                 OTHER MATTERS

     The management is not aware of any other matters to be presented at the meeting. If other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote with regard thereto in accordance with their judgment.

     Proposals of shareholders intended to be presented at the 1996 Annual Meeting must be received by the Corporation no later than February 1, 1996 in order to be included in the 1996 proxy statement and proxy relating to that meeting.

     A copy of Mid-State Raceway, Inc.'s March 31, 1995 Annual Report on Form 10-K filed with the Securities and Exchange Commission is available without charge to those shareholders who wish more detailed information concerning the company. If you wish a copy, please write to: James J. Moran, Vice President and Secretary, Mid-State Raceway, Inc., P.O. Box 860, Vernon, New York 13476.

                                       By Order of the Board of Directors

                                       JAMES J. MORAN

                                       Vice President and Secretary
                                       James J. Moran
Dated: June 26, 1995

                            MID-STATE RACEWAY, INC.

                    PROXY for Annual Meeting of Shareholders
          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Frank O. White, Jerome M. Wilson and Frank
O. White, Jr., or any of them, each with power of substitution, as proxies of the undersigned to attend the Annual Meeting of Shareholders of Mid-State Raceway, Inc., that will be held in the lower clubhouse Miracle Mile Room at Vernon Downs, Vernon, NY on July 18, 1995 at 9:30 A.M. and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side hereof, and in their discretion on any other matter which may properly come before the meeting.

     The Board of Directors recommends that the shareholders vote "FOR" the following proposals.

     1. The election of Frank O. White, Jr., James J. Moran and David H. Brown to the Board of Directors:

              FOR [ ]  (Except as noted below)     Vote Withheld [ ]

     To withhold your vote on any individual nominee for director, strike a line through the nominee's name below:

                  F.O. White, Jr.   J.J. Moran    D.H. Brown

     2. The ratification of the appointment of Carl J. Eilenberg to fill a vacancy on the board:

                      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

                 (Continued And To Be Signed On The Other Side)

- -------------------------------------------------------------------------------

                          (Continued From Other Side)

     THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

     The undersigned hereby acknowledges receipt of the notice of the Annual Meeting of the shareholders of the Corporation.

                                                --------------------------------

                                                --------------------------------
                                                Please sign exactly as your name
                                                appears at left.

                                                Date:
                                                      --------------------------

[ ] I PLAN TO ATTEND THE MEETING

(Please mark, sign, and date mail in the enclosed envelope)

                            MID-STATE RACEWAY, INC.